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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  November 8, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               Navigator Ventures, Inc.
               ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                      Nevada
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)


     001-31242                               98-0232855
---------------------------                  ----------
(Commission File Number)                     (IRS Employer
                                             Identification No.)


               207-1425 Marine Drive, West Vancouver, B.C.  V7T 1B9
              ---------------------------------------------------------
             (address  of  principal  executive  offices)   (Zip Code)


                                    (604) 818-6804
                            -----------------------------
                  (Registrant's telephone number, including area code)

         (Former name and former address, if changed since last report.)


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Item  1.  Changes  in  Control  of  Registrant.

On November 8, 2002, Navigator Ventures, Inc. ("Navigator") acquired one hundred percent (100%) of the issued and outstanding capital stock of Golden Apple Holding Company Inc., a Florida corporation ("Golden Apple"). The terms of the acquisition are set forth in the Stock Purchase Agreement entered into effective November 8, 2002 between Navigator and Golden Apple. A copy of the Stock
Purchase Agreement is attached hereto as Exhibit 1.1. The stockholders of Golden Apple received in the aggregate 2,250,000 shares of the common stock of Navigator in exchange for 100% of the issued and outstanding stock of Golden Apple.

As a result of the acquisition, former Golden Apple stockholders hold 50% of the issued and outstanding capital stock of Navigator.

The members of Navigator's board of directors immediately prior to the transaction have resigned from the board. The following persons have been appointed to Navigator's board of directors: Diane Perkins, Jeffrey A. Rubinton, Saul Fraynhd, Jose Matto and Malcolm Wright.

Golden Apple was formed in 2002 by seasoned insurance executives to acquire existing books of insurance from insurance companies that are restricted from writing new business by their own capital constraints or by state regulators. This business opportunity exists as a result of a crisis in the domestic property and casualty business resulting from the disaster of 9/11, previous substandard underwriting policies of targeted companies and losses in their investment portfolios. These events have led to a reduction in the capacity of insurance companies that service small to medium sized businesses and have generated substantial increases in insurance premium rates. At the present time, the business operations of Golden Apple constitute all of the business operations of Navigator.

Item  2.  Acquisition  or  Disposition  of  Assets

As described in Item 1 above, as a result of the acquisition, Navigator has acquired one hundred percent (100%) of the issued and outstanding capital stock of Golden Apple. Please see Item 1 above for additional disclosure regarding the acquisition.

Navigator will file the required financial statements and pro forma financial information as an amendment to this Form 8-K as soon as practicable but not later than sixty (60) days from the date of this Form.


Item  7.  Exhibits.


      Exhibit No.         Description
      -----------         -----------

          1.1 Stock Purchase Agreement by and between the Navigator and Golden Apple.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Navigator Ventures, Inc.


                                        By:  /s/ Diane Perkins
                                            -------------------------------
                                            Diane Perkins
Date:  November 22, 2002                    Chairman


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                                  EXHIBIT  INDEX


   Exhibit No.     Description
   -----------     -----------
       1.1         Stock  Purchase Agreement by and between the Navigator and
                   Golden Apple.